Investor Presentation June 2012 Exhibit 99.1

Forward-Looking Statements
This presentation and statements made by representatives of Matador Resources Company (“Matador” or the “Company”) during the course of this presentation include “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and
Section 21E of the Securities Exchange Act of 1934, as amended. “Forward-looking statements” are statements related to future, not past, events. Forward-looking statements are based on current expectations and include any statement that does not directly relate to a current or historical fact.  In this context, forward-looking statements often address expected future business and financial performance, and often contain words such as “could,” “believe,” “would,” “anticipate,” “intend,” “estimate,” “expect,” “may,” “should,” “continue,” “plan,” “predict,”
“potential,” “project” and similar expressions that are intended to identify forward-looking statements, although not all forward-looking statements contain such identifying words. Actual results and future events could differ materially from those anticipated in such statements.
These forward-looking statements involve certain risks and uncertainties and ultimately may not prove to be accurate, including, but not limited to, the following risks related to our financial  and operational performance: general economic conditions; Matador’s ability to execute its business plan, including the success of its drilling program; changes in oil, natural gas and natural gas liquids prices and the demand for oil, natural gas and natural gas liquids; our ability to replace reserves and efficiently develop our current reserves; our costs of operations, delays and other difficulties related to producing oil, natural gas and natural gas liquids; our ability to make acquisitions on economically acceptable terms; availability of sufficient capital to Matador to execute its business plan, including from our future cash flows, increases in our borrowing base and otherwise; weather and environmental conditions; and other important factors which could cause actual results to differ materially from those anticipated or implied in the forward-looking statements. For further discussions of risks and uncertainties, you should refer to Matador’s SEC filings, including the “Risk Factors” section of Matador’s Annual Report on Form 10-K for the year ended
December 31, 2011. Matador undertakes no obligation and does not intend to update these forward-looking statements to reflect events or circumstances occurring after the date of this presentation, except as required by law. You are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date of this presentation. All forward-looking statements are qualified in their entirety by this cautionary statement.

Company Overview
Completed IPO of 14,883,334 shares (12,209,167 primary) including overallotment at $12.00/share in March 2012
Exchange: Ticker NYSE: MTDR
Shares Outstanding 55.51 million common shares
Share Price as of May 31, 2012 $10.05/share
Market Capitalization as of May 31, 2012
$557.9 million
2012 Guidance Summary
2012 Estimated Capital Spending $313 million
2012 Estimated Total Oil Production 1.4 to 1.5 million barrels
2012 Estimated Exit Rate for Oil Production 5,000 to 5,500 barrels per day
2012 Estimated Total Natural Gas Production
12.5 to 13.5 billion cubic feet

Matador Oil Facts

94% of 2012E capital expenditure program focused on oil and
liquids exploration and development in South Texas
First quarter 2012 oil production of approximately 200,000 barrels is more than all oil produced in 2011 and 2010 combined
Anticipate oil production to constitute 35% to 40% of total
production volume and oil revenues to constitute 75% to 80% of total oil and natural gas revenues in 2012
Oil production has increased ten-fold year-over-year at March 31,
2012 and is expected to increase approximately ten-fold during 2012 as compared to 2011

Founded by Joe Foran in 1983
Foran Oil funded with $270,000 in
contributed capital from 17 friends and
family members
Rolled into Matador Petroleum Corporation
in 1988
Grown primarily through acquire and exploit
strategy
Delivered 21% average annual rate of
return over 15 years
Sold to Tom Brown, Inc.
(1)
in June 2003 for
an enterprise value of $388 million in an all-
cash transaction
Foran Oil & Matador Petroleum

Matador History
Matador Resources Company
Founded by Joe Foran in 2003
Attracted start-up capital from long-time
shareholders; diverse and unique shareholder
group including over 400 friends and neighbors
Proven management, technical team and
Board of Directors
Grown entirely through drill bit, with focus on
unconventional reservoir plays
Chesapeake transaction and strong science
and technical teams enabled the strategic
transition to the Eagle Ford play
Strong growth since 2008 and 2009
Daily production has increased over 4x
(2)
Proved reserves have increased 9x
(3)
Adjusted EBITDA
(4)
has more than tripled
(5)
Predecessor Entities Matador Today
(1) Tom Brown purchased by Encana in 2004
(2) Year ended December 31, 2011 compared to year ended December 31, 2008
(3) At December 31, 2011 as compared to at December 31, 2008
(4) Adjusted EBITDA is a non-GAAP financial measure. For a definition of Adjusted EBITDA and a reconciliation of Adjusted EBITDA to our net income (loss) and net cash provided by operating activities, see slide 19
(5) Year ended December 31, 2011 compared to year ended December 31, 2009

AVERAGE DAILY GAS EQUIVALENT PRODUCTION
MMcfe/d
5.4
9.0
13.7
23.6
42.3
48.1
2007 2008 2009 2010 2011 2012 1Q
Year Ended December 31,

TOTAL REALIZED REVENUES
(INCLUDING REALIZED GAIN ON DERIVATIVES)
in millions
$14.2
$29.3
$26.7
$39.3
$74.1
$32.2
2007 2008 2009 2010 2011 2012 1Q
Year Ended December 31,

ADJUSTED EBITDA
in millions
$8.1
$18.4
$15.2
$23.6
$49.9
$21.3
2007 2008 2009 2010 2011 2012 1Q
Year Ended December 31,

A Year of Growth

(1)
(1)   Adjusted EBITDA is a non-GAAP financial measure. For a definition of Adjusted EBITDA and a reconciliation of Adjusted EBITDA to our net income (loss) and net cash provided by operating activities, see slide 19

Financial Performance: Proven Management Team
Oil and Natural Gas Revenues
($ in mm)
Total Realized Revenues
(2)
($ in mm)
Adjusted EBITDA
(1)
($ in mm)
Average Daily Production
(MMcfe/d)
20.5
37.8
48.1
0.0
5.0
10.0
15.0
20.0
25.0
30.0
35.0
40.0
45.0
50.0
1Q10 1Q11 1Q12
$9.5
$15.5
$32.2
$0.0
$5.0
$10.0
$15.0
$20.0
$25.0
$30.0
$35.0
1Q10 1Q11 1Q12
$9.2
$13.7
$29.2
$0.0
$5.0
$10.0
$15.0
$20.0
$25.0
$30.0
1Q10 1Q11 1Q12
$6.1
$10.1
$21.3
$0.0
$5.0
$10.0
$15.0
$20.0
$25.0
1Q10 1Q11 1Q12
(1) Adjusted EBITDA is a non-GAAP financial measure. For a definition of Adjusted EBITDA and a reconciliation of Adjusted EBITDA to our net income (loss) and net cash provided by operating activities, see slide 19
(2) Includes realized gain on derivatives

2500
2000
1500
1000
500
0
91
422
2,200
2010
2011
1Q 2012

Liquids Focused CapEx in 2012E Commentary

Approximately 88% of 2012E
capital budget focused on
Eagle Ford (84%) and
Austin Chalk (4%)
Oil production up over ten-fold
year-over-year at March 31,
2012
Oil production expected to
increase nearly 10x in 2012
All 2012 Eagle Ford and
Austin Chalk drilling locations
targeting oil and liquids
Only 14% of our identified
Eagle Ford and 5% of our
identified Haynesville
locations expected to be
drilled in 2012
Q1 2012 oil production
approximately 200,000 barrels
Strong Growth Profile Focused on Liquids
Oil Production Growth Over Time (Bbl/d)
2012 Anticipated Drilling 2012E CapEx
Gross Wells Net Wells (in millions)
Total Total % Total %
South Texas
Eagle Ford 28.0 25.6 86.8% $257.2 82.2%
Austin Chalk 2.0 2.0 6.8% $11.3 3.6%
Area Total
30.0 27.6 93.6% $268.5 85.8%
NW LA / E Texas
Haynesville 25.0 1.5 5.1% $13.5 4.3%
Cotton Valley - - - - -
Area Total
25.0 1.5 5.1% $13.5 4.3%
SW WY, NE UT, SE ID 1.0 0.4 1.3% $2.5 0.8%
Other - - - $28.5 9.1%
Total 56.0 29.5 100.0% $313.0 100.0%

Leverage to Eagle Ford (Net Eagle Ford Acres / EV)
(Net Acres / $mm)

Leading Eagle Ford Exposure
Matador offers significant leverage
and focus to the Eagle Ford
Approximately 90% of Eagle Ford
acreage is in the prospective oil
and liquids window
All 2012E Eagle Ford drilling
focused in the prospective oil and
liquids window
84% of 2012 estimated CapEx
allocated to Eagle Ford
One rig running in the eastern and
one in the western portions of the
Eagle Ford play
Eagle Ford acreage well-
positioned throughout the play
2012E Capex
(1)
% Eagle Ford
53.2
50.1
45.1
44.1
36.6
30.7
28.5
23.7
21.5
19.0
17.1
11.0
10.1
6.8
4.5
SFY
MTDR
NFX
SM
FST
GDP
ROSE
PVA
CRZO
CHK
MHR
APA
PXD
PXP
APC
84%
48%
34%
N/A
N/A
N/A
78%
92%
N/A
N/A
62%
25%
73%
85%
5.2%
Note: Reflects companies with greater than 50 Bcfe of proved reserves. Data sourced from public filings; stock price data as of  May 31, 2012 close
(1)   Per operational guidance

San Antonio
Uvalde
Medina
Zavala Frio
Dimmit
La Salle
Webb
Bexar
Atascosa
McMullen
Live Oak
Bee
Goliad
Dewitt
Gonzales
Wilson
COMBO LIQUIDS /
GAS FAIRWAY
DRY GAS FAIRWAY
OIL FAIRWAY
Eagle Ford and Austin Chalk Properties
GLASSCOCK (WINN) RANCH
8,891 gross / 8,891 net acres
EAGLE FORD WEST
14,242 gross / 11,380 net acres
EAGLE FORD EAST
7,569 gross / 6,172 net acres
EOG OPERATED, MTDR WI ~21%
18,998 gross / 3,709 net acres
Note: All acreage as of May 31, 2012
Affleck #1H
Northcut #1H, #2H
Martin Ranch #1H, #2H, #3H, #4H
#5H, #6H, #7H, #8H
JCM Jr. Minerals #1H
Sickenius #1H
Danysh #1H
Lewton #1H
EAGLE FORD ACREAGE TOTALS
49,700 gross / 30,152 net acres
Matador Resources Acreage
Matador Producing Wells

OIL FAIRWAY
COMBO LIQUIDS / GAS FAIRWAY
DRY GAS FAIRWAY
Dewitt
Karnes
La Salle
Dimmit
McMullen
FEET

Highlights

Eagle Ford Properties are in Good Neighborhoods
MTDR acreage in counties
with robust transaction
activity – “good
neighborhoods”
Transaction values ranging
from $10,000 to $30,000 per
acre
Our Eagle Ford position has
grown to over 30,000 net
acres
Acreage in both the eastern
and western areas of the
play
Approximately 90% of
acreage in prospective oil
and liquids windows
Acreage offers potential for
Austin Chalk, Buda, Pearsall
and other formations
Note: All Matador acreage as of May 31, 2012 and all other acreage based on public information
Frio
Medina
Bexar
Guadalupe
Gonzales
Atascosa
Bee
Goliad
Live Oak
Zavala
Wilson
Matador
Anadarko
EOG
Chesapeake
El Paso
Carrizo
Shell
Petrohawk/BHP
SM Energy
Pioneer
Marathon
TALISMAN STATOIL / SM ENERGY
June 2011
+$14,000 / acre
SHELL / HARRISON RANCH
March 2010
~$10,000 / acre
TALISMAN STATOIL / ENDURING
October 2010
+$13,000 / acre
CNOOC / CHESAPEAKE
October 2010
+$11,000 / acre
HUNT / MARUBENI
January 2012
+$20,000 / acre
MARATHON / HILCORP
June 2011
KKR / HILCORP
June 2010
~$10,000 / acre
MARATHON / PALOMA
May 2012
+$30,000 / acre
80% of Eagle Ford acreage HBP or not burdened with lease expirations before 2013
Good reputation with land and mineral owners
+$24,000 / acre

Guadalupe
Bexar
Gonzales
Medina
Uvalde
Wilson
Dewitt
Atascosa
Karnes
Zavala
Frio
Goliad
McMullen
Dimmit
La Salle
Bee
Live Oak
San Patricio

Matador

San Antonio
Emerging Multi-Pay Area in Eagle Ford Oil Fairway and MTDR
Acreage
OIL FAIRWAY OIL FAIRWAY
DRY GAS FAIRWAY DRY GAS FAIRWAY
Note: All acreage as of May 31, 2012
Matador Resources Acreage
Multi-Pay Fairway
with Eagle Ford, Pearsall, Austin Chalk and Buda potential

Chittham Arch
Migration "shadow"
Migration "shadow"
Pearsall Oil Field
~200 MMBO
Hawkville Field
1000
0
-1000
-2000
-3000
-4000
-5000
-6000
-8000
9000
-2000
-3000
-5000
6000
-8000
-14000
13000
-11000

South Texas Multi-Pay Petroleum Systems:
Petroleum Charge focus towards Glasscock Ranch
Note: Information for Pearsall Oil Field sourced from public information
Redhawk
Area
Note: All acreage as of May 31, 2012
Olmos/Navarro Austin Chalk Edwards
Oil and Gas Fields:
Buda
Wilcox
Matador Resources Acreage

Multi-Pay Fairway: Productive and Prospective Pay Zones
Historic Conventional Zones
Olmos-Navarro
– Gas and oil fields in shallow section
Austin
– Upper Austin horizontal drilling
– Fractured reservoir
Buda
– Primarily productive on structure
– Fractured reservoir
Edwards
– Productive on structure
“New” Unconventional Zones
“Chalkleford”
(Eagle Ford / Austin Chalk transition zone)
– Recent results in Pearsall Field from other operators are positive
Eagle Ford
– Lower costs combined with better completion techniques have improved initial results in northern oil window
Horizontal Buda Drilling
– Exploratory play developing to exploit fracturing within the Buda both on and off structure
Pearsall Shale
– Exploratory play, initial test wells now being drilled
Austin Chalk
Eagle Ford
Buda
Georgetown
Del Rio
Edwards
Glen Rose
Rodessa
Pearsall
Sligo
Olmos
Navarro
ANCC

Hedging Profile
Oil Hedges
2012 2013
Total Volume Hedged by Ceiling (Bbl) 1,180,000 1,260,000
Weighted Average Price ($ / Bbl) $109.84 $110.26
Total Volume Hedged by Floor (Bbl) 1,180,000 1,260,000
Weighted Average Price ($ / Bbl) $90.51 $87.14
Natural Gas Hedges
2012 2013
Total Volume Hedged by Ceiling (Bcf) 7.20 1.05
Weighted Average Price ($ / MMBtu) $5.78 $5.75
Total Volume Hedged by Floor (Bcf) 7.20 1.05
Weighted Average Price ($ / MMBtu) $4.44 $4.50
Note: Total volumes hedged are over entire calendar year

Financial Flexibility
Plan to fund 2012 capital budget with a portion of IPO net proceeds, anticipated cash flows from operations and available borrowings under credit facility
– Two redeterminations available in 2012
– Have met with banks to discuss expanding the bank group and to confirm expectations on future borrowing base increases
Borrowing base of $125 million, based on February 2012 redetermination
– 22% of current market capitalization
– Oil production base expected to increase nearly ten-fold in 2012
$45 million in debt outstanding as of May 31, 2012
(1)    As of May 31, 2012 close
Intend to seek redeterminations of borrowing base as a result of any increases in oil and natural gas proved reserves during the year
(1)

2500
2000
1500
1000
500
0
91
422
2,200
2010
2011
1Q 2012

Liquids Focused CapEx in 2012E Commentary
Oil Production Growth Over Time (Bbl/d)

Approximately 88% of 2012E
capital budget focused on
Eagle Ford (84%) and
Austin Chalk (4%)
Oil production up over ten-fold
year-over-year at March 31,
2012
Oil production expected to
increase nearly 10x in 2012
All 2012 Eagle Ford and
Austin Chalk drilling locations
targeting oil and liquids
Only 14% of our identified
Eagle Ford and 5% of our
identified Haynesville
locations expected to be
drilled in 2012
Q1 2012 oil production
approximately 200,000 barrels
Strong Growth Profile Focused on Liquids
2012 Anticipated Drilling 2012E CapEx
Gross Wells Net Wells (in millions)
Total Total % Total %
South Texas
Eagle Ford 28.0 25.6 86.8% $257.2 82.2%
Austin Chalk 2.0 2.0 6.8% $11.3 3.6%
Area Total
30.0 27.6 93.6% $268.5 85.8%
NW LA / E Texas
Haynesville 25.0 1.5 5.1% $13.5 4.3%
Cotton Valley - - - - -
Area Total 25.0 1.5 5.1% $13.5 4.3%
SW WY, NE UT, SE ID 1.0 0.4 1.3% $2.5 0.8%
Other - - - $28.5 9.1%
Total 56.0 29.5 100.0% $313.0 100.0%

Investment Highlights
Strong Growth Profile with Increasing Focus on Oil / Liquids
High Quality Asset Base in Attractive Areas
Significant Multi-year Drilling Inventory
Strong Financial Position and Long-Term Institutional, Industry and Individual
Shareholders
Proven Management and Technical Team and Active Board of Directors
Low Cost Operations
Active Exploration Effort Using Science and Technology

Appendix

Adjusted EBITDA Reconciliation
The following table presents our calculation of Adjusted EBITDA and reconciliation of Adjusted EBITDA to the GAAP financial measures of net income
(loss) and net cash provided by operating activities, respectively.
We believe Adjusted EBITDA helps us evaluate our operating performance and compare our results of operation from period to period without regard to our financing methods or capital structure. We define Adjusted EBITDA as earnings before interest expense, income taxes, depletion, depreciation and amortization, accretion of asset retirement obligations, property impairments, unrealized derivative gains and losses, non-recurring income and expenses and non-cash stock-based compensation expense, including stock option and grant expense and restricted stock expense. Adjusted EBITDA is not a measure of net income (loss) or cash flows as determined by GAAP.
Adjusted EBITDA should not be considered an alternative to, or more meaningful than, net income or cash flows from operating activities as determined in accordance with
GAAP or as an indicator of our operating performance or liquidity.
Year Ended December 31,
(In thousands)
2008 2009 2010 2011 2010 2011 2012
Unaudited Adjusted EBITDA reconciliation to Net Income (Loss):
Net income (loss) $103,878 ($14,425) $6,377 ($10,309) $5,676 ($27,596) $3,801
Interest expense - - 3 683 - 106 308
Total income tax provision (benefit) 20,023 (9,925) 3,521 (5,521) 2,975 (6,906) 3,064
Depletion, depreciation and amortization 12,127 10,743 15,596 31,754 3,362 7,111 11,205
Accretion of asset retirement obligations 92 137 155 209 38 39 53
Full-cost ceiling impairment 22,195 25,244 - 35,673 - 35,673 -
Unrealized (gain) loss on derivatives (3,592) 2,375 (3,139) (5,138) (6,093) 1,668 3,270
Stock option and grant expense 605 622 824 2,362 180 42 (374)
Restricted stock grants 60 34 74 44 6 11 11
Net (gain) loss on asset sales and inventory impairment (136,977) 379 224 154 - - -
Adjusted EBITDA $18,411 $15,184 $23,635 $49,911 $6,142 $10,148 $21,338
Year Ended December 31,
(In thousands)
2008 2009 2010 2011 2010 2011 2012
Unaudited Adjusted EBITDA reconciliation to Net Cash Provided by Operating Activities:
Net cash provided by operating activities $25,851 $1,791 $27,273 $61,868 $9,101 $12,732 $5,110
Net change in operating assets and liabilities (17,888) 15,717 (2,230) (12,594) (2,959) (2,690) 15,920
Interest expense - - 3 683 - 106 308
Current income tax provision (benefit) 10,448 (2,324) (1,411) (46) - - -
Adjusted EBITDA $18,411 $15,184 $23,635 $49,911 $6,142 $10,148 $21,338
Three Months Ended March 31,
Three Months Ended March 31,

Board of Directors and Special Board Advisors – Expertise and Stewardship

Board Members
and Advisors
Professional Experience Business Expertise
Charles L. Gummer
Director
- Former Chairman, President and CEO, Comerica Bank – Texas Banking
Dr. Stephen A. Holditch
Director
- Professor and Former Head of the Department of Petroleum
Engineering, Texas A&M University
- Founder / President S.A. Holditch & Associates
- Past President of Society of Petroleum Engineers
Oil & Gas Operations
David M. Laney
Director
- Past Chairman, Amtrak Board of Directors
- Former Partner, Jackson Walker LLP
Law
Gregory E. Mitchell
Director
- President / CEO, Toot’n Totum Food Stores Petroleum Retailing
Dr. Steven W. Ohnimus
Director
- Retired VP and General Manager, Unocal Indonesia Oil & Gas Operations
Michael C. Ryan
Director
- Partner, Berens Capital Management
International Business and
Finance
Margaret B. Shannon
Director
- Retired VP and General Counsel, BJ Services Co.
- Former Partner, Andrews Kurth LLP
Law and
Corporate Governance
Marlan W. Downey
Special Board Advisor
- Retired President, ARCO International
- Former President, Shell Pecten International
- Past President of American Association of Petroleum Geologists
Oil & Gas Exploration
Edward R. Scott, Jr.
Special Board Advisor
- Former Chairman, Amarillo Economic Development Corporation
- Law Firm of Gibson, Ochsner & Adkins
Law, Accounting and
Real Estate Development
W.J. “Jack” Sleeper, Jr.
Special Board Advisor
- Retired President, DeGolyer and MacNaughton (Worldwide
Petroleum Consultants)
Oil & Gas Executive
Management

Proven Management Team – Experienced Leadership

Management Team Background and Prior Affiliations
Industry
Experience
Matador
Experience
Joseph Wm. Foran
Founder, Chairman and CEO
- Matador Petroleum Corporation, Foran Oil Company,
J Cleo Thompson Jr. and Thompson Petroleum Corp.
32 years Since Inception
David E. Lancaster
EVP, COO and CFO
- Schlumberger, S.A. Holditch & Associates, Inc., Diamond
Shamrock
33 years Since 2003
Matthew V. Hairford
EVP, Operations
- Samson, Sonat, Conoco 28 years Since 2004
Wade I. Massad
EVP, Capital Markets
- Cleveland Capital Management, LLC, KeyBanc Capital
Markets, RBC Capital Markets
23 years Since 2010
David F. Nicklin
Executive Director, Exploration
- ARCO, Senior Geological Assignments in UK, Angola,
Norway and the Middle East
41 years Since 2007
Scott E. King
Co-Founder, VP, Geophysics
and New Ventures
- Matador Petroleum Corporation, Enserch, BP, Sohio 29 years Since Inception
Bradley M. Robinson
VP, Reservoir Engineering
- Schlumberger, S.A. Holditch & Associates, Inc.,
Marathon
35 years Since Inception
Kathryn L. Wayne
Controller and Treasurer
- Matador Petroleum Corporation, Mobil 28 years Since Inception

Idaho
Utah
Wyoming
Wyoming, Utah, Idaho
110,595 gross acres / 104,143 net acres (3)
Northwest Louisiana and East Texas
Production - 32.6 MMcfe/d (1)
Proved Reserves - 161.4 Bcfe (2)
28,341 gross acres / 25,070 net acres (3)
Matador Headquarters
Dallas, Texas
Southeast New Mexico and West Texas
Production - 0.2 MMcfe/d (1)
Proved Reserves - 0.7 Bcfe (2)
10,714 gross acres / 4,717 net acres (3)
South Texas
Production - 15.3 MMcfe/d (1)
Proved Reserves - 41.0 Bcfe (2)
49,700 gross acres / 30,152 net acres (3)
Matador Resources Company Totals
Production - 48.1 MMcfe/d (1)
Proved Reserves - 203.1 Bcfe (2)
199,350 gross acres / 164,082 net acres (3)
Matador
Areas of Activity

Daily Production
(1)
48.1 MMcfe/d
Oil Production (% total) 2,200 Bbl/d (27%)
Proved Reserves @ 3/31/12 203.1 Bcfe
% Proved Developed 36%
% Oil 17% (and growing)
2012E CapEx $313 million
% Eagle Ford 84%
% Oil and Liquids 94%
2012E Anticipated Drilling 29.5 net wells
Eagle Ford / Austin Chalk 27.6 net wells
Haynesville 1.5 net wells
Gross Acreage
(2)
199,350 acres
Net Acreage
(2)
164,082 acres
Identified Drilling Locations
(3)
793 gross / 308 net
Eagle Ford / Austin Chalk
(3)
209 gross / 169 net
Haynesville / Cotton Valley
(3)
584 gross / 139 net
(1) Average daily production for the three months ended March 31, 2012
(2) As of May 31, 2012
(3) As of December 31, 2011
Matador Resources Snapshot

Eagle Ford and Austin Chalk Overview
Acreage positioned in some of the
most active counties for Eagle Ford
and Austin Chalk (including
“Chalkleford”)
Two rigs running, primarily focused on
oil and liquids
94%
(6)
of 2012E capital expenditure
program focused on oil and liquids
exploration and development
Drilling locations are based on 120
acre spacing
Anticipate oil production to constitute
approx. 35-40% of total production
volume and oil revenues to constitute
approx. 75-80% of total oil and natural
gas revenues in 2012
Proved Reserves @ 3/31/12 6.8 MMBoe
% Proved Developed 46.6%
% Oil / Liquids 81.9%
Daily Oil Production
(1)
2,129 Bbl/d
Gross Acres
(2)
49,700 acres
Net Acres
(2)
30,152 acres
Eagle Ford
(2)(3)
30,152 acres
Austin Chalk
(2)(3)
17,343 acres
Identified Drilling Locations
(4)
169 net
2012E Anticipated Drilling 27.6 net wells
2012E CapEx Budget $268.5 million
% HBP or no short term expirations
(5)
~80%
(1) Average daily oil production for the three months ended March 31, 2012
(2) As of May 31, 2012
(3) Some of the same leases cover the net acres shown for Eagle Ford and Austin Chalk. Therefore, the sum for both formations is not equal to the total net acreage
(4) As of December 31, 2011
(5) 80% of Eagle Ford acreage HBP or not burdened with lease expirations before 2013
(6) Calculated as percent of anticipated CapEx focused on oil weighted Eagle Ford and Austin Chalk drilling and acreage and includes
$20 million to acquire oil prospective acreage in New Mexico and West Texas

Bossier
Webster
Caddo
Bienville
De Soto
Red River
LA Wildlife(MPC)
BLM(MPC)
Matador Resources Acreage
Matador Working Interest Acreage
Matador Well Location

Northwest Louisiana / East Texas Properties Overview
Proved Reserves @ 3/31/12 161.4 Bcfe
% Proved Developed 36.4%
% Natural Gas 99.8%
Daily Production
(1)
32.6 MMcfe/d
Gross Acres
(2)
28,341 acres
Net Acres
(2)
25,070 acres
Haynesville
(2)(3)
14,220 acres
Cotton Valley
(2)(3)
22,479 acres
Identified Drilling Locations
(4)
139 net wells
2012E Anticipated Drilling 1.5 net wells
2012E CapEx Budget $13.5 million
% HBP ~95%
(1) Average daily production for the three months ended March 31, 2012
(2) As of May 31, 2012
(3) Some of the same leases cover the net acres shown for Haynesville and Cotton Valley. Therefore, the sum for both formations is not equal to the total net acreage
(4) As of December 31, 2011
Participated in 118 operated and non-operated
Haynesville wells at March 31, 2012
Haynesville proved reserves grew from zero at year
end 2008 to 148.2 Bcfe at March 31, 2012
LA Wildlife H#1 and Williams 17 H#1 operated wells
produced approximately 3.4 Bcfe (9.3 MMcfe/d) and
1.83 Bcfe (6.7 MMcfe/d) in their first 12 and 9
months, respectively
Note: Matador operates two sections, including the LA Wildlife and the BLM sections, in Tier 1; all other acreage in Tier 1 is non-operated
TignerWalker H#1 Alt (CV)
LA Wildlife H#1 Alt. (HV)
Williams 17 H#1 (HV)

Southwest Pine Island
Central Pine Island
Fee Minerals
Bossier
Webster
Caddo
TIER 2
TIER 1
Bienville
Petrohawk
J-W
De Soto
Quexter
LA Wildlife (MPC)
Encana
Red River
BLM (MPC)
Shell
Matador Resources Acreage
Matador Working Interest Acreage
Matador Well Location

Highlights

Haynesville Positioning
Approximately 12,500 gross and
5,800 net acres in Haynesville
Tier 1 core area
Almost all Tier 1 core acreage is
HBP, as is approximately 95% of
all prospective Haynesville
acreage – provides “natural gas
bank” for future development
MTDR active as both operator
and non-operator in Haynesville
play
Approximately 1,700 net acres
with Bossier potential
Haynesville acreage also
prospective for shallower targets
– Cotton Valley, Hosston – in
many areas
Approximately 10,000 net HBP
acres prospective for Cotton
Valley Horizontal play at Elm
Grove / Caspiana
Note: Matador operates two sections, including the LA Wildlife and the BLM sections, in Tier 1; all other acreage in Tier 1 is non-operated.
Note: All acreage as of May 31, 2012
Tigner Walker H#1 Alt (CV)
LA Wildlife H#1 Alt. (HV)
Williams 17 H#1 (HV)

Business Strategy to Deliver Growth and Value

Exploration and Development
Dedicating approximately 94%
(1)
of 2012E CapEx to oil and liquids opportunities
Approximately 80% of Eagle Ford and approximately 95% of Haynesville acreage either HBP or not burdened by near-term lease expirations
Balanced Portfolio
Growing Eagle Ford contributes to a diversified portfolio mix between oil and natural gas
Active, ongoing exploration effort continues to identify new oil prospects and opportunities
Pursue Opportunistic Acquisitions
Ability to identify high return, operated opportunities at attractive prices
History of significant acquisitions and joint ventures
Maintain Financial Discipline
Keep balance sheet strong and control expenses
Work with industry participants to control costs for non-operated properties
Leverage Industry Relationships
Leverage expertise of our industry partners, exchange data and information and build upon existing relationships
Continue active participation in industry consortia and professional societies
Build Upon Director and Management Team Experience and Success in Unconventional
Plays
(1) Calculated as percent of anticipated CapEx focused on oil weighted Eagle Ford and Austin Chalk drilling and acreage and includes $20 million to acquire oil prospective acreage in New Mexico and West Texas

IDAHO
WYOMING
UTAH
Bear Lake
Lincoln
Rich

NEW MEXICO
TEXAS

Matador Today
Gross Acres
(1)(2)
110,595 acres
Net Acres
(1)(2)
104,143 acres
2012E CapEx Budget $2.5 million
Matador Today
Gross Acres
(1)(3)
10,714 acres
Net Acres
(1)(3)
4,717 acres
Wyoming, Utah and Idaho (Meade Peak Shale)
Option Value in Large Unevaluated Acreage Positions
Initial test well drilled and cored through the Meade Peak
shale
Detailed petrophysical and rock properties testing in
progress
Carried participation interest provided by an affiliate of
Alliance Bernstein
Foothold of existing production and reserves
Budgeted $20 million in 2012 to acquire acreage in oil-
focused opportunities
Southeast New Mexico / West Texas
(1) As of May 31, 2012
(2) While we and our partners continue to evaluate the results from the initial test well and plan for its completion and further testing, we expect a significant portion of our acreage will be allowed  to expire during 2012
(3) We believe approximately 8,000 gross and 2,000 net acres are no longer prospective, and we plan to let them expire without drilling during 2012

Selected Historical Financials
(Revenues and Adjusted EBITDA in millions)
Year Ended December 31, Three Months Ended March 31,
2009 2010 2011 2011 2012
Production Summary
Oil Production (MBbls) 30.0 33.0 154.0 19.0 200.0
Gas Production (Bcf) 4.8 8.4 14.5 3.3 3.2
Total Production (Bcfe) 5.0 8.6 15.4 3.4 4.4
Realized Prices (Including hedges)
Oil ($/ Bbl) $57.72 $76.39 $93.80 $89.11 $107.57
Natural Gas ($/ Mcf) $5.17 $4.38 $4.11 $4.22 $3.36
Revenues
Oil and Gas Production Revenues $19.0 $34.0 $67.0 $13.7 $29.2
Realized Oil & Gas Hedging Gain / (Loss) 7.6 5.3 7.1 1.8 3.1
Unrealized Oil & Gas Hedging Gain / (Loss) (2.4) 3.1 5.1 (1.7) (3.3)
Total Revenues $24.3 $42.5 $79.2 $13.9 $29.0
Operating Expenses ($/ Mcfe)
Lease Operating $0.94 $0.61 $0.47 $0.47 $1.06
Production Taxes and Marketing 0.22 0.23 0.41 0.38 0.49
General and Administrative 1.42 1.13 0.87 0.77 0.87
Total Expenses $2.58 $1.97 $1.75 $1.62 $2.42
Adjusted EBITDA
(1)
$15.2 $23.6 $49.9 $10.1 $21.3
(1) Adjusted EBITDA is a non-GAAP financial measure. For a definition of Adjusted EBITDA and a reconciliation of Adjusted EBITDA to our net income (loss) and net cash provided by operating activities, see slide 19

Investment Highlights
Strong Growth Profile with Increasing Focus on Oil / Liquids
Oil production up almost five-fold in 2011 and projected to increase nearly ten-fold in 2012
94%
(1)
of 2012E capital expenditure program focused on oil and liquids exploration and development
High Quality Asset Base in Attractive Areas
Eagle Ford provides immediate oil-weighted value and upside
Other key assets provide long-term option value on natural gas, with Haynesville, Bossier and Cotton
Valley assets all essentially HBP
Significant Multi-year Drilling Inventory
Strong Financial Position and Long-Term Institutional, Industry and Individual Shareholders
Proven Management, Technical Team and Active Board of Directors
Management averaging over 25 years of industry experience
Board with extensive industry experience and expertise as well as significant company ownership
Strong record of stewardship for over 28 years
Active Exploration Effort Using Science and Technology
Ongoing pipeline of new oil and natural gas opportunities, with strong emphasis on science and technology to create value
(1) Calculated as percent of anticipated CapEx focused on oil weighted Eagle Ford and Austin Chalk drilling and acreage and includes $20 million to acquire oil prospective acreage in New Mexico and West Texas

Diversified Investor Composition

Given management’s significant equity position, interests are well aligned with public shareholders
Unique and diverse investor base includes institutional and industry shareholders with significant experience investing in the oil and gas sector
Most initial capital was provided by investor base of predecessor company, Matador Petroleum
Corporation
99.2% of shares outside the public float locked-up for 180 days following February 1, 2012
Management
13%
of shares
(1)
Legacy Shareholders
60%
of shares
(1)
Public Float
27%
of shares
(2)
(1)    Approximate ownership at the time of the IPO
(2)    Public Float percentage also includes shares purchased by Management and Legacy Shareholders on or after the IPO

Matador
RESOURCES COMPANY
NYSE Euronext
Matador
RESOURCES COMPANY
MARCH
9
FRIDAY
MTDR
LISTED
NYSE

Matador Resources Company (“MTDR”) 31